The Royce Fund - Royce Select Fund I
Supplement to the Prospectus dated May 1, 2005

        The following revisions to the prospectus dated May 1, 2005 are effective October 28, 2005.

1. The text in the section of the prospectus entitled "Investment Goals and Principal Investment Strategies" is replaced in its entirety with the following:

Investment Goals and Principal Strategies

        The investment goal of Royce Select Fund, a fund designed for "qualified investors," is long-term growth of capital. Royce generally invests the Fund's assets in both long and short positions in equity securities. The long portion of the Fund's portfolio will be invested primarily in a limited number of equity securities issued by small- and micro-cap companies. Royce selects these securities from a universe of more than 7,500 companies, generally focusing on those that it believes are trading significantly below its estimate of their current worth. In its selection process, Royce puts primary emphasis on balance sheet quality, cash flows and various internal returns indicative of profitability, and the relationships that these factors have to the price of a given security. Charles M. Royce manages the Fund, assisted by Lauren Romeo.

        Normally, at least 80% of the Fund's long investments will be in equity securities of mid-cap and small-cap (from $500 million to $5 billion in market capitalization at the time of investment) and micro-cap (less than $500 million in market capitalization at the time of investment) companies. The only ordinary operating expense of the Fund is a performance fee paid to Royce equal to 12.5% of the Fund's pre-fee total return. Only persons who are "qualified investors" (persons who are qualified clients within the meaning of the Securities and Exchange Commission rule permitting such performance fee) may invest in the Fund. Please see page 49 for more information.

        The Fund may seek to capitalize on declines in the market prices of equity securities or declines in securities indices by taking short positions in the equity securities of a specific company or in passively managed, exchange-traded funds that track the performance of a market index ("ETFs"), through short sales. The Fund may establish such short positions when Royce anticipates a decline in the market price of a security because Royce believes (i) it is issued by a company with a highly leveraged balance sheet, limited growth prospects and/or that is poorly managed or (ii) a company's securities, or an ETF, are otherwise over-priced. The short portion of the Fund's portfolio is not subject to any market capitalization restrictions, and the Fund may short the securities of larger capitalization companies and, either focused and/or broad-based, market indices. The Fund will not sell short securities representing more than 35% of its net assets.

        The Fund may borrow for the purpose of purchasing portfolio securities and other instruments. The Fund may borrow from banks in an amount not to exceed one-third of the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets.

2. The first two paragraphs under the heading "Primary Risks for Fund Investors" are replaced with the following:

Primary Risks for Fund Investors

        As with any mutual fund that invests in common stocks, Royce Select Fund is subject to market risk - the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

        The prices of mid-, small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund's limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of mid-, small- and micro-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

        The Fund's use of short sales involves additional investment risks and transaction costs. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends declared or interest that accrues during the period of the loan. While short sales can be used to further the Fund's investment objective, under certain market conditions they can increase the volatility of the Fund and may lower the Fund's return or result in losses, which potentially may be unlimited. The Fund may not be able to close out a short position at an acceptable time or price because it has to borrow the securities to effect the short sale and, if the lender demands that the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities in the open market. If this occurs at the same time other short sellers are trying to borrow or buy in the securities or the price of the security is otherwise rising, a "short squeeze" could occur, causing the stock price to rise and making it more likely that the Fund will have to cover its short position at an unfavorable price. The risk of a "short squeeze" is significantly higher when the Fund is seeking to close out a short position in a small- or micro-cap security than it would be for a larger-cap security because of such securities' lower trading volumes.

        Short sales are subject to special tax rules which will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by the Fund may increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.

        The Fund's borrowing may increase the Fund's volatility, and interest and other borrowing costs may exceed the gain on securities purchased with borrowed funds.

3. The following text shall follow the section entitled "Small- and Micro-Cap Stocks" in the prospectus:

Short Sales

        Royce Select Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return. The Fund also may make short sales "against the box." These transactions will involve either short sales of securities retained in the Fund's portfolio or securities which it has the right to acquire without the payment of further consideration. The Fund's use of short sales involves additional investment risks and transaction costs. While short sales can be used to further the Fund's investment goal, under certain market conditions, they can increase the volatility of the Fund and decrease the liquidity of the Fund. If the Fund uses short sales at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund's potential loss from an uncovered short position in an equity security or stock index is unlimited. (See "Primary Risks for Fund Investors" above).

        The Fund may sell a security short only on a fully collateralized basis, which requires that the Fund establish and maintain a segregated account. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker dealer.

Borrowing

        Royce Select Fund may borrow money in order to increase its holdings of portfolio securities and/or to collateralize short sale positions. Borrowing will exaggerate the effect of any increase or decrease in the market price of securities in the Fund's portfolio on the Fund's net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds.

October 28, 2005